FIRST QUARTER REPORT

DECEMBER 31, 2011

oakmark.com

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2012 First Quarter Report

President's Letter	1

Summary Information	2

Commentary on Oakmark and Oakmark Select Funds	4

Oakmark Fund

Letter from the Portfolio Managers	6

Schedule of Investments	8

Oakmark Select Fund

Letter from the Portfolio Managers	12

Schedule of Investments	13

Oakmark Equity and Income Fund

Letter from the Portfolio Manager	15

Schedule of Investments	18

Oakmark Global Fund

Letter from the Portfolio Managers	24

Global Diversification Chart	26

Schedule of Investments	27

Oakmark Global Select Fund

Letter from the Portfolio Managers	31

Global Diversification Chart	33

Schedule of Investments	34

Commentary on Oakmark International and International Small Cap Funds	37

Oakmark International Fund

Letter from the Portfolio Managers	39

Global Diversification Chart	41

Schedule of Investments	42

Oakmark International Small Cap Fund

Letter from the Portfolio Managers	48

Global Diversification Chart	50

Schedule of Investments	51

Oakmark Glossary	60

Trustees and Officers	61

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

Despite a strong market rally in the fourth quarter, 2011 proved to be another disappointing year for equity investors. The sovereign debt crisis in Europe dominated the headlines, and international markets were down sharply for the year. Meanwhile in the U.S., politicians of all stripes continue to frustrate us with gridlock, passing temporary measures that lack the depth or clarity that corporations, employers and individuals require to plan for the future. And of course, with the contentious elections approaching, it's likely that this year will be even more political than 2011.

These challenges notwithstanding, we encourage our shareholders to see this time as an opportunity to invest in companies with the strong fundamental characteristics that our experience tells us should eventually drive market valuations higher. We think "green shoots" can be found in the companies in which we invest and also in Harris Associates as a business. Cash flows to The Oakmark Funds were strongly positive overall in 2011, led by the inflows to Oakmark and Oakmark International. Outside of the Funds, Harris Associates saw growth in new client accounts and significant cash inflows.

We have often shared our view that equities are undervalued. Several encouraging themes form the basis for our optimism. S&P 5001 companies have beaten analyst earnings estimates for 11 straight quarters through September 2011. In fact, over 70% of the corporations in the index reported positive earnings surprises thus far for 2011. Company balance sheets are as strong as they've been in decades, as reflected by historically low debt-to-equity ratios and record levels of cash. More and more companies are directing incremental profits to their shareholders in the form of higher dividend yields and regular stock repurchases. Internationally, the dividend yield on the MSCI EAFE Index2 is now 3.9%, and earnings per share are forecasted to grow over 11% annually for 2012 and 2013. Because these attributes are underappreciated by many market participants, we think the environment is especially favorable for our team of disciplined and experienced research analysts to identify quality companies that trade at significant discounts to intrinsic value.

An Expression of Gratitude

Edward Studzinski retired from Harris Associates at the end of 2011 and consequently stepped down as co-manager of the Oakmark Equity and Income Fund. We thank Ed for his significant contributions and wish him the very best. During Ed's 11 years co-managing the Fund with Clyde McGregor, Equity and Income outperformed its peers significantly. The Fund ranked in the top 2% of the Morningstar Balanced Fund universe over that time3. Equity and Income has consistently exceeded expectations, especially considering that these were difficult years for the broader markets. Clyde salutes Ed (a retired Navy captain) in his letter to shareholders and addresses his plans for managing the Fund over the coming year.

Introducing e-Delivery of Shareholder Statements

Our Fund Operations department has had a productive year! We introduced e-delivery of regulatory reports earlier in the year, so now shareholders can receive prospectuses, annual reports and semi-annual reports via email. The adoption rate and shareholder feedback has been good. Effective in 2012, we are going a step further by offering shareholders e-delivery of account statements, transaction confirmations and tax forms. We encourage you to log into your account at oakmark.com to find instructions to convert your Fund accounts to e-delivery. Not only will you receive these materials faster via email, you will also be helping us reduce Fund expenses and save precious natural resources.

Personal Investments in the Funds

At the close of each calendar year, we report to you the level of personal Fund ownership among the employees of Harris Associates, including the portfolio managers, the officers of The Oakmark Funds and the Oakmark trustees. We believe that management's share of ownership is an important attribute of successful companies. When managers' personal wealth is tied to their stocks—or in our case, their mutual funds—the foundation for good, long-term stewardship is reinforced. Significant ownership of Fund shares by all levels of employees at Harris Associates demonstrates our confidence in our investment process and our commitment to managing your funds with integrity. We are proud to report that, as of December 31, 2011, the value of Oakmark Funds owned by the employees of Harris Associates, our families, the Funds' officers and our trustees was more than $275 million. And since financial markets were mostly down in 2011, this increase over the prior year reflects sizable new purchases of Fund shares. Sharing this information attests to our conviction, both professionally and personally, that our Funds remain attractive investments for the future.

We appreciate your continued investment in the Oakmark Funds and wish you the very best in 2012.

Kristi L. Rowsell
President of The Oakmark Funds
President of Harris Associates L.P.

December 31, 2011

THE OAKMARK FUNDS

Summary Information (Unaudited)

Performance for Period Ended December 31, 2011[4]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	11.04%	9.96%	8.97%	5.58%
1 Year	1.82%	2.15%	0.64%	-11.65%
Average Annual Total Return for:
3 Year	18.25%	20.82%	9.71%	12.75%
5 Year	1.44%	-0.67%	4.39%	-1.19%
10 Year	4.15%	3.62%	7.10%	8.37%
Since inception	11.94% (8/5/91)	11.67% (11/1/96)	10.59% (11/1/95)	9.55% (8/4/99)
Top Five Equity Holdings as of December 31, 2011[5] Company and % of Total Net Assets	Time Warner, Inc. 2.4% Comcast Corp., Class A 2.4% Intel Corp. 2.4% Capital One Financial Corp. 2.3% Omnicom Group, Inc. 2.3%	Discovery Communications, Inc., Class C 8.8% Liberty Interactive Corp., Class A 6.2% TE Connectivity, Ltd. 5.8% Mastercard, Inc., Class A 5.2% Comcast Corp., Class A 5.1%	Cenovus Energy, Inc. 3.7% Nestle SA 3.4% Diageo PLC 3.1% UnitedHealth Group, Inc. 3.1% General Dynamics Corp. 2.9%	Oracle Corp. 4.6% Snap-on, Inc. 4.5% Square Enix Holdings Co., Ltd. 4.4% Laboratory Corp. of America Holdings 4.3% Mastercard, Inc., Class A 3.9%
Sector Allocation as of December 31, 2011 Sector and % of Long-Term Investments at Fair Value	Information Technology 28.0% Consumer Discretionary 27.5% Financials 14.9% Industrials 10.2% Health Care 7.4% Consumer Staples 6.5% Energy 5.5%	Consumer Discretionary 38.3% Information Technology 30.2% Financials 9.1% Energy 8.8% Health Care 4.7% Industrials 4.6% Utilities 4.3%	U.S. Government Securities 23.4% Health Care 17.3% Consumer Staples 15.4% Energy 13.4% Industrials 12.7% Consumer Discretionary 7.3% Information Technology 6.9% Materials 2.6% Foreign Government Securities 1.0%	Information Technology 36.1% Industrials 22.3% Financials 12.1% Consumer Discretionary 10.7% Health Care 7.9% Consumer Staples 4.5% Materials 4.3% Energy 2.1%

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Funds does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity and Income which do not impose a redemption fee. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended December 31, 2011[4]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	4.62%	3.41%	3.88%
1 Year	-5.87%	-14.07%	-16.44%
Average Annual Total Return for:
3 Year	17.10%	16.00%	19.36%
5 Year	1.39%	-1.75%	-3.28%
10 Year	N/A	7.46%	9.95%
Since inception	2.81% (10/2/06)	9.47% (9/30/92)	9.45% (11/1/95)
Top Five Equity Holdings as of December 31, 2011[5] Company and % of Total Net Assets	Toyota Motor Corp. 6.4% Adecco SA 5.6% Comcast Corp., Class A 5.3% Medtronic, Inc. 5.2% Intel Corp. 5.1%	Credit Suisse Group 3.8% Daimler AG, Registered 3.8% Adecco SA 3.4% Intesa Sanpaolo SpA 3.4% Toyota Motor Corp. 3.3%	Julius Baer Group, Ltd. 4.3% Hirose Electric Co., Ltd. 3.3% Incitec Pivot, Ltd. 3.2% Atea ASA 3.0% Square Enix Holdings Co., Ltd. 3.0%
Sector Allocation as of December 31, 2011 Sector and % of Long-Term Investments at Fair Value	Information Technology 34.6% Consumer Discretionary 21.8% Financials 15.4% Industrials 10.7% Consumer Staples 7.6% Health Care 5.4% Energy 4.5%	Financials 24.8% Consumer Discretionary 20.8% Industrials 20.6% Information Technology 11.1% Materials 11.0% Consumer Staples 8.8% Health Care 2.9%	Industrials 28.2% Information Technology 21.3% Consumer Discretionary 14.8% Financials 13.5% Materials 10.7% Consumer Staples 8.7% Health Care 2.6% Energy 0.2%

As of 9/30/11, the expense ratio for Class I shares was 1.04% for Oakmark Fund, 1.07% for Oakmark Select Fund, 0.77% for Oakmark Equity and Income Fund, 1.16% for Oakmark Global Fund, 1.24% for Oakmark Global Select Fund, 1.06% for Oakmark International Fund and 1.38% for Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, as long as intrinsic value growth meets our expectations, we patiently wait for the gap between stock price and intrinsic value to close.

Something crazy happened the morning of December 13. When I turned on CNBC, the S&P1 futures were exactly unchanged from their December 12 close. Dead flat. Zero movement. In a normal year, no change would be common or even expected. But in 2011, especially during the second half of the year, days frequently started with stock prices at very different levels from where they were just hours earlier. It became the norm for pre-market prices to be up or down 1% or 2%. Late in the year, S&P 500 volatility exceeded 30%, more than three times the volatility levels of five years ago.

If you've read our letters before, you've no doubt read our comments that equate volatility with opportunity. We try to capitalize on extreme price movements that we believe are disconnected from business value. In volatile markets our portfolio turnover often increases: We dispose of those stocks that reach our sell targets and then use the resulting funds to purchase new stocks that have fallen beneath our buy targets. But in our September annual report we disclosed that 2011 portfolio turnover actually decreased in each of our Funds. What happened?

First, the volatility in 2011 was directionless. Typically, volatility spikes when markets move way down, as they did in late 2008, or way up, as they did in 2009. In 2011, however, the S&P finished closer to unchanged than in any previous year, and its high for the year was only 24% higher than its low. For the previous 20 years, the average of that range was 31%. So, by that measure, 2011 provided less opportunity than normal for exploiting price changes. Further, the daily correlation between individual stocks was unusually high. As reported in The Wall Street Journal, there were more days in the second half of 2011 when 90% of the S&P 500 stocks moved in the same direction than there were during the entire five years from 2002 through 20066. We attempt to exploit price movement when some stocks move up while others move down. Despite 2011's high volatility, there weren't significant opportunities for adding value by swapping one stock for another.

How should individual investors deal with high volatility? I'd say they should pretty much ignore it. The financial media have business reasons to make investors believe they need to follow every zig and zag of the market and of their portfolio, but I don't believe one needs to. And for some investors, the more often they look at their portfolios, the more nervous they get, which can be counterproductive.

We believe today's investors have a once-in-a-generation opportunity to use asset allocation to add to their investment returns. It would be a shame to let anxiety about volatility get in the way of capitalizing on this opportunity. Stocks appear to us to be significantly undervalued relative to bonds. Despite that, many individual investors have been increasing their assets in bond funds and decreasing their assets in stock funds. Investors see how much more money they've made in bonds than in stocks over the past decade and regret not having been more heavily invested in bonds than they were. To make sure that doesn't happen again, they sell their stocks and buy more bonds.

A skeptical reader might ask, "Didn't you say almost the same thing a year ago? And didn't bonds blow stocks out of the water in 2011?" Yes and yes. We did think stocks were cheap a year ago. But companies now have higher earnings than they did a year ago, have fewer shares outstanding (meaning EPS7 grew even more than earnings), pay higher dividends and have even more cash on their balance sheets. We believe the average stock is worth more today than it was worth a year ago, yet it sells at about the same price. Bonds, on the other hand, had a yield a year ago that we believed offered insufficient reward for exposure to the risk of future inflation. Bonds today have a lower yield than they did a year ago—the yield is less than 2% on a 10-year Treasury. We believe bonds are even more overvalued than they were a year ago.

In our view, extrapolating past bond market returns into the next decade is a huge mistake. Matching the 74% returned by a 10-year zero coupon Treasury over the past decade is today a mathematical impossibility. A 10-year bond yielding under 2% cannot produce a return higher than 20% either over a short time period or over the entire life of the bond, even if interest rates go to zero. Equities, on the other hand, had a lousy return over the past decade despite good corporate earnings growth. That growth was offset by P/Es8 that fell from far above average to somewhat below average. Over the next decade, we believe earnings growth will continue, but P/Es are more likely to increase to their historical average than to continue declining.

OAKMARK AND OAKMARK SELECT FUNDS

So, I again encourage you to start the New Year by comparing your current asset allocations to your asset allocation targets. If you began 2011 right at your target levels, the bond market's strong performance has almost certainly lifted your current bond allocation above your target level. And if you did what many investors did during 2011—sold stocks to buy more bonds—you are even more overexposed to bonds. We believe that most investors need to sell bonds and buy stocks in order to return their portfolios to their target levels. This recommendation isn't made just to reduce risk: We believe that from today's price levels, equities will deliver much higher long-term returns than bonds will.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

December 31, 2011

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/11) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX1 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	11.04%	1.82%	1.44%	4.15%	11.94%
S&P 500 Index	11.82%	2.11%	-0.25%	2.92%	8.15%
Dow Jones Industrial Average[9]	12.78%	8.38%	2.37%	4.57%	9.68%
Lipper Large-Cap Value Fund Index[10]	11.94%	-2.17%	-2.26%	2.59%	7.57%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.04%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund gained 11% during the past quarter. Though that was an exceptional absolute return, it was caused entirely by a very strong stock market, as the S&P 500 finished up 12%. For the calendar year, the Fund and the S&P 500 both returned 2%. Neither the relative nor the absolute return appears very noteworthy. However, 2011 was an unusually difficult year. As The Wall Street Journal reported in late December, over 75% of professional managers did not outperform the S&P11, and Oakmark's market-matching performance placed it in the 20th percentile of Morningstar's large-blend universe12. So, at least we made fewer mistakes than many others did.

During the quarter, the Fund owned five stocks that increased by over 25% (Disney, Fortune Home and Security, Google, Home Depot and State Street) and only four that were negative (Bank of America, Baxter, EnCana and Oracle). Any quarter with stats like that is bound to show a good return. None of the stock prices increased enough to reach our sell targets, and none of the decliners exhibited the poor business performance that would cause us to sell. In fact, we added to our Bank of America position. If ever there was a stock that portfolio managers wanted to avoid seeing on year-end reports, Bank of America was that stock. Yet, looking at business value rather than stock performance led us to a very different conclusion.

We eliminated two holdings that increased close to their sell targets, Beam (the spirits division of Fortune Brands) and Bristol Myers-Squibb, and we added one that was significantly below our buy target, Delphi Automotive.

Delphi Automotive (DLPH - $22)

Delphi is a global leader in auto-parts manufacturing. Like its former parent company, GM, Delphi had a labor force that had accumulated such large post-retirement benefits that there was no value left for the owners of the business. Those liabilities forced Delphi into a 2005 bankruptcy filing. Through the bankruptcy process, Delphi was able to exit product lines where it had no competitive advantage, and it was able to give back to GM all of its UAW workers and their related post-retirement liabilities. The company returned to the public market via an IPO in November. Normally IPOs trading just below their offering price don't strike us as values because the

OAKMARK FUND

sellers tend to cherry-pick their timing. In Delphi's case, however, we believe the timing of the IPO had less to do with valuation than it did with its owners' need for liquidity. Delphi is expected to report EPS7 of about $3 for the year just ended. We expect that number to grow to about $4 over a couple of years due to emerging-market growth and a cyclical recovery in developed markets. We consider seven times trailing earnings and just over five times our estimate of 2013 earnings to be a bargain price for this industry leader.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

December 31, 2011

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2011 (Unaudited)

Name	Shares Held	Value
Common Stocks—94.3%
Advertising—2.3%
Omnicom Group, Inc.	2,576,254	$114,849,403
Aerospace & Defense—3.0%
Northrop Grumman Corp.	1,330,000	77,778,400
The Boeing Co.	978,000	71,736,300
		149,514,700
Air Freight & Logistics—2.2%
FedEx Corp.	1,355,000	113,156,050
Asset Management & Custody Banks—2.5%
State Street Corp.	1,790,000	72,154,900
Bank of New York Mellon Corp.	2,709,630	53,948,733
		126,103,633
Auto Parts & Equipment—0.3%
Delphi Automotive PLC (a) (b)	816,906	17,596,155
Broadcasting—2.0%
Discovery Communications, Inc., Class C (a)	2,660,140	100,287,278
Building Products—0.4%
Fortune Brands Home & Security, Inc. (a)	1,180,000	20,095,400
Cable & Satellite—3.9%
Comcast Corp., Class A	5,190,000	122,276,400
DIRECTV, Class A (a)	1,744,155	74,580,068
		196,856,468
Catalog Retail—1.9%
Liberty Interactive Corp., Class A (a)	6,005,000	97,371,075
Communications Equipment—1.1%
Cisco Systems, Inc.	2,950,000	53,336,000
Computer & Electronics Retail—1.7%
Best Buy Co., Inc.	3,590,000	83,898,300
Computer Hardware—4.0%
Apple, Inc. (a)	260,000	105,300,000
Dell, Inc. (a)	6,680,000	97,728,400
		203,028,400
Consumer Finance—2.3%
Capital One Financial Corp.	2,749,800	116,289,042

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—94.3% (cont.)
Data Processing & Outsourced Services—4.4%
MasterCard, Inc., Class A	299,000	$111,473,180
Automatic Data Processing, Inc.	1,375,000	74,263,750
Western Union Co.	1,990,000	36,337,400
		222,074,330
Department Stores—1.3%
Kohl's Corp.	1,311,900	64,742,265
Distillers & Vintners—1.7%
Diageo PLC (c)	1,010,000	88,294,200
Diversified Banks—2.1%
Wells Fargo & Co.	3,915,000	107,897,400
Electronic Components—1.5%
Corning, Inc.	5,700,000	73,986,000
Electronic Manufacturing Services—2.3%
TE Connectivity, Ltd. (b)	3,709,500	114,289,695
Health Care Equipment—4.9%
Medtronic, Inc.	2,670,000	102,127,500
Covidien PLC (b)	1,985,000	89,344,850
Baxter International, Inc.	1,103,000	54,576,440
		246,048,790
Home Improvement Retail—2.1%
The Home Depot, Inc.	2,556,500	107,475,260
Hypermarkets & Super Centers—1.7%
Wal-Mart Stores, Inc.	1,415,000	84,560,400
Industrial Conglomerates—2.7%
3M Co.	1,008,000	82,383,840
Tyco International, Ltd. (b)	1,150,000	53,716,500
		136,100,340
Industrial Machinery—1.7%
Illinois Tool Works, Inc.	1,860,000	86,880,600
Integrated Oil & Gas—3.9%
Exxon Mobil Corp.	1,265,000	107,221,400
Cenovus Energy, Inc. (b)	2,650,000	87,980,000
		195,201,400

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—94.3% (cont.)
Internet Software & Services—3.3%
eBay, Inc. (a)	3,400,000	$103,122,000
Google, Inc., Class A (a)	100,000	64,590,000
		167,712,000
Life & Health Insurance—2.0%
Aflac, Inc.	2,400,000	103,824,000
Motorcycle Manufacturers—1.3%
Harley-Davidson, Inc.	1,652,000	64,213,240
Movies & Entertainment—5.6%
Time Warner, Inc.	3,392,566	122,607,335
Viacom, Inc., Class B	1,879,745	85,359,221
The Walt Disney Co.	2,056,300	77,111,250
		285,077,806
Oil & Gas Exploration & Production—1.3%
Encana Corp. (b)	3,609,740	66,888,482
Other Diversified Financial Services—3.3%
JPMorgan Chase & Co.	3,420,000	113,715,000
Bank of America Corp.	9,700,000	53,932,000
		167,647,000
Packaged Foods & Meats—2.7%
Unilever PLC (c)	3,070,000	102,906,400
H.J. Heinz Co.	650,000	35,126,000
		138,032,400
Pharmaceuticals—2.1%
Merck & Co., Inc.	2,886,535	108,822,370
Property & Casualty Insurance—1.8%
Allstate Corp.	3,290,000	90,178,900
Restaurants—1.6%
McDonald's Corp.	799,000	80,163,670
Semiconductor Equipment—1.4%
Applied Materials, Inc.	6,810,000	72,935,100
Semiconductors—4.4%
Intel Corp.	5,000,000	121,250,000
Texas Instruments, Inc.	3,495,000	101,739,450
		222,989,450

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—94.3% (cont.)
Specialized Consumer Services—1.5%
H&R Block, Inc.	4,728,600	$77,218,038
Systems Software—4.1%
Oracle Corp.	4,200,000	107,730,000
Microsoft Corp.	3,870,000	100,465,200
		208,195,200
Total Common Stocks (Cost: $3,665,264,051)		$4,773,830,240
Short Term Investment—5.4%
Repurchase Agreement—5.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/30/2011 due 1/3/2012, repurchase price $274,586,056, collateralized by a United States Treasury Note, with a rate of 1.750%, with a maturity of 3/31/2014 and with a fair value plus accrued interest of $280,077,650 (Cost: $274,585,751)	$274,585,751	274,585,751
Total Short Term Investment (Cost: $274,585,751)		$274,585,751
Total Investments (Cost: $3,939,849,802)—99.7%		5,048,415,991
Other Assets In Excess of Liabilities—0.3%		13,414,646
Total Net Assets—100%		$5,061,830,637

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/11) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX1 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	9.96%	2.15%	-0.67%	3.62%	11.67%
S&P 500 Index	11.82%	2.11%	-0.25%	2.92%	5.77%
Lipper Multi-Cap Value Fund Index[13]	11.86%	-4.12%	-3.02%	2.99%	5.55%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.07%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund returned 10% for the quarter. Though we are always excited by double-digit returns, our excitement is tempered because we trailed the S&P 500's 12% return. For all of 2011, both the Fund and the S&P returned 2%. Normally, beating the S&P by a measly four basis points (0.04%) is a middle-of-the-pack performance. But in 2011, so many investors misplayed the highly volatile markets that the Fund ranked in the 16th percentile of its Morningstar peer group14.

Our best performers for the quarter were H&R Block and Federal Express, both returning 24%. Block was among many high-yield stocks that performed well, while FedEx benefited from reduced fears of a double dip and a greater-than-expected increase in Christmas shopping via the Internet. Our worst performer—and the only one that the Fund lost money on—was oil and gas producer Newfield Exploration, down 5%. Newfield announced a shortfall in its 2011 production due to its decision to shift capital away from an overcrowded basin to other opportunities with higher long-term returns. We believe Newfield's actions were warranted and, therefore, we used its price decline to add to our position.

We eliminated one holding, Bristol Myers-Squibb, and used the proceeds to acquire TRW Automotive. Bristol was a good long-term holding for the Fund, providing both capital appreciation and an above-average annual dividend. Last year, that dividend attracted the interest of yield-hungry investors and made it one of the Fund's best performers. Rather than paying a dividend, TRW has been using its cash flow to pay off debt. We consider debt repayment and share repurchase to be just as valuable to shareholders as a dividend, but currently dividends are more in favor. In July, TRW's price was more than twice that of Bristol, but when concerns grew about a cyclical downturn in Europe, TRW stock fell sharply. During the past quarter, Bristol's stock price exceeded TRW's price. In our estimate, TRW shares are worth a lot more than their $33 price. We forecast that TRW's EPS7 will exceed $7 within a couple of years, and with its debt paid down, the company will soon put that cash to work to reduce its share base, further increasing EPS.

As we stated in the opening letter, 2011 did not produce the attractive stock market returns that we expected. We do believe, however, that business values increased more than stock prices, so we begin 2012 enthusiastic that stocks are now priced at an even larger discount to our value estimates.

We thank you for your patience and, as always, for your investment in the Fund.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

December 31, 2011

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—December 31, 2011 (Unaudited)

Name	Shares Held	Value
Common Stocks—95.0%
Air Freight & Logistics—4.3%
FedEx Corp.	1,300,000	$108,563,000
Auto Parts & Equipment—4.0%
TRW Automotive Holdings Corp. (a)	3,100,000	101,060,000
Broadcasting—8.8%
Discovery Communications, Inc., Class C (a)	5,809,500	219,018,150
Cable & Satellite—8.7%
Comcast Corp., Class A	5,350,000	126,046,000
DIRECTV, Class A (a)	2,147,949	91,846,299
		217,892,299
Catalog Retail—6.2%
Liberty Interactive Corp., Class A (a)	9,500,000	154,042,500
Computer Hardware—4.2%
Dell, Inc. (a)	7,113,000	104,063,190
Consumer Finance—4.3%
Capital One Financial Corp.	2,550,000	107,839,500
Data Processing & Outsourced Services—5.2%
MasterCard, Inc., Class A	350,000	130,487,000
Electronic Manufacturing Services—5.8%
TE Connectivity, Ltd. (b)	4,667,838	143,816,089
Health Care Equipment—4.4%
Medtronic, Inc.	2,900,000	110,925,000
Independent Power Producers & Energy Traders—4.1%
Calpine Corp. (a)	6,254,404	102,134,418
Integrated Oil & Gas—4.3%
Cenovus Energy, Inc. (b)	3,224,800	107,063,360
Internet Software & Services—4.2%
eBay, Inc. (a)	3,450,000	104,638,500
Movies & Entertainment—4.4%
Time Warner, Inc.	3,060,666	110,612,469

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—95.0% (cont.)
Oil & Gas Exploration & Production—4.1%
Newfield Exploration Co. (a)	2,680,000	$101,116,400
Other Diversified Financial Services—4.4%
JPMorgan Chase & Co.	3,294,000	109,525,500
Semiconductors—9.3%
Intel Corp.	5,047,000	122,389,750
Texas Instruments, Inc.	3,800,000	110,618,000
		233,007,750
Specialized Consumer Services—4.3%
H&R Block, Inc.	6,569,600	107,281,568
Total Common Stocks (Cost: $1,662,408,358)		$2,373,086,693
Short Term Investment—4.7%
Repurchase Agreement—4.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/30/2011 due 1/3/2012, repurchase price $117,065,120, collateralized by a United States Treasury Note, with a rate of 1.750%, with a maturity of 3/31/2014, and with a fair value plus accrued interest of $119,407,088 (Cost: $117,064,990)	$117,064,990	117,064,990
Total Short Term Investment (Cost: $117,064,990)		$117,064,990
Total Investments (Cost: $1,779,473,348)—99.7%		2,490,151,683
Other Assets In Excess of Liabilities—0.3%		7,834,771
Total Net Assets—100%		$2,497,986,454

(a)  Non-income producing security

(b)  Foreign domiciled corporation

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor, Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/11) AS COMPARED TO THE LIPPER BALANCED FUND INDEX15 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	8.97%	0.64%	4.39%	7.10%	10.59%
Lipper Balanced Fund Index	6.50%	0.74%	1.80%	4.13%	6.22%
S&P 500 Index[1]	11.82%	2.11%	-0.25%	2.92%	6.78%
Barclays Capital U.S. Govt./Credit Bond Index[16]	1.18%	8.74%	6.55%	5.85%	6.26%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 0.77%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

Reversing much of the previous quarter's decline, the U.S. equity market rebounded vigorously in the fourth calendar quarter. This rally enabled the Equity and Income Fund to return 9% in the period, which compares to the 7% that Lipper reported for its Balanced Fund Index. The annualized compound rate of return since the Fund's inception in 1995 is 11%, while the corresponding return for the Lipper index is 6%.

For the past 12 months, the Fund returned 1%, virtually the same as the Lipper Balanced Fund Index. Oddly, in a year that was perceived as unusually volatile, the outcome for U.S. equity indices in 2011 was tepid. For instance, the 2011 S&P 500 total return was 2%, while unweighted market indices, such as the Value Line Composite17, or small-cap indices, such as the Russell 200018, showed losses. Of course, as noted in the reports for several of the internationally oriented Oakmark Funds, the year was far more difficult in almost all markets outside the U.S.

One characteristic of the 2011 stock market was a plethora of what Birinyi Associates calls "one-way days."19 We have previously written about increasing levels of correlation among stocks, and a one-way day is a simple measure of this correlation. In a one-way day, more than 90% of the stocks in the S&P 500 move together, either to the upside or to the downside. Although that might not sound so unusual, such days have historically been quite rare since the entire stock market has been so broadly diversified. The fact that Birinyi measured 69 one-way days in 2011 is significant. It seems especially strange that this increased daily correlation would help to produce a market outcome that was relatively flat for the year.

As we have written many times, we believe short-term volatility is the friend of value investors because it creates opportunities for greater-than-normal mispricing. We become particularly interested when all stocks move together. As value investors, we believe that our analysis of a company adds great insight into understanding what a business is worth. The worst outcome for us is to purchase shares in a company from an investor whose understanding of the value of this particular business is superior to ours. In contrast, when stocks are trading as a class rather than on their individual merits, our insights should afford us the possibility for superior outcomes.

Last quarter we wrote about several instances of how acquisition activity benefited the Fund in what was overall a dreadful period. In the recent

OAKMARK EQUITY AND INCOME FUND

strongly positive quarter, however, none of the Fund's holdings announced agreements to be acquired. Leading contributors to the Fund's return included Philip Morris International, Flowserve, Rockwell Automation, General Dynamics and Varian Medical Systems. The largest detractors were Hospira, Boston Scientific, CR Bard, Xylem and PerkinElmer, of which the latter was sold during the period. The detractors have a strong tilt to medical and/or scientific industries, while the contributors have an industrial bent. Hospira was also the Fund's largest detractor for the calendar year, as the company struggles with an FDA investigation of its manufacturing processes. Other 12-month detractors include Walter Energy, Apache, Boston Scientific and PartnerRe (sold during the December quarter). Contributors to the year's return were Goodrich (sold after the takeover announcement), United Health Group, TJX, Philip Morris International and MasterCard Class A.

The Fund's experience with Walter Energy has truly been stunning. In a little more than three years, the share price moved from $10 to a high of $141, and then it dropped to its current $60 level. Although this metallurgical coal company has suffered both from unexpected management changes and production shortfalls at its mines in 2011, today's valuation of the stock, in our opinion, absurdly undervalues the company's assets. Walter's stock has experienced bouts of great volatility when stories of alleged takeover negotiations have been published in the financial press. We admit that we cannot predict such an outcome, but we do envision a future in which Walter's share price better reflects the company's intrinsic value.

Transaction Activity

We changed the overall shape of the Fund's portfolio only modestly in the quarter. Some of this was simply because of the strong return for stocks. The equity allocation remained flat at 66%. We added to the Fund's fixed-income holdings, but the percentage allocation fell because of modest price changes while equity prices were rising. We slightly increased the duration of the fixed-income portfolio to 1.7 years. To repeat ourselves once again, we believe that high-quality bonds are priced as though inflation will never again be a problem and offer little in the way of risk-adjusted value to investors. We did make what is, for us, an unusual fixed-income purchase—a bond issued in connection with the takeover of Kinetic Concepts, a company that we previously owned in the Fund. We normally abhor new issue corporates, but this offering came at a time when markets were weak and when we perceived opportunity.

Our only new equity purchase was EnCana, a name that we sold out of the Fund at much higher prices in December 2010. EnCana is one of North America's largest producers of natural gas, a commodity now in oversupply because of the industry's successful exploitation of shale. Other continents, however, pay much higher prices for natural gas, and we expect a robust export market to develop. In the meantime, we believe EnCana is very well-managed and the stock pays a rich dividend.

Our sales during the quarter were CME Group, Exelis, Goodrich, ITT, Kinetic Concepts, Mentor Graphics, PartnerRe and PerkinElmer. ITT fragmented into three parts during the quarter, and we retained only Xylem while selling Exelis and the piece of the business that retained the ITT name. PerkinElmer announced an expensive acquisition, which caused us to rethink our holding. We sold Goodrich and Kinetic Concepts because their acquisition announcements took the stocks to our estimate of intrinsic value. PartnerRe has a new management team that articulated a significant change in how the company will underwrite insurance, and we chose to move on. We sold CME Group in order to harvest tax losses. Mentor Graphics ended up at our sell target. We concluded that the company's ability to grow its per-share value was insufficient to warrant continued ownership.

Retirement of Edward A. Studzinski

As noted in the President's report and previously disclosed through a press release, my partner and co-manager, Edward Studzinski, announced his retirement in December. As it happened, Ed joined Harris Associates almost immediately after we began the Equity and Income Fund in 1995. His particular talents were well-suited to what was then called the Oakmark Balanced Fund, so we quickly began what has turned out to be a 16-year collaboration. In 2000, Harris Associates decided to make an official designation of co-managers for each Fund, and Ed was the obvious choice for Equity and Income.

Ed's decision to retire has catalyzed a pronounced change in the content of the communications that we receive from our shareholders. Before his announcement, we were occasionally asked about our succession plans for the management of the Fund, given that both of us can generously be described as "mature." Now the questions basically reduce to: "How can you manage without Ed?" and "What is the management plan from here?" The basic answer to both questions is that I remain portfolio manager for the Fund, and we have chosen a group of investment professionals to serve as an advisory committee to me while we consider how best to structure the Fund's management team for the future.

Harris Associates is blessed with a deep pool of talented investors, and mentoring and developing the younger cohort is an important part of the job for those of us who are more senior. I look forward to the opportunity to work even more closely with those who will replace Ed and eventually me in this role. This does not, however, mean to

OAKMARK EQUITY AND INCOME FUND

imply that Ed will not be missed. Ed's contributions to the success of the Fund over its life in total and for the past 10 1/2 years as co-manager in particular are legion. Since Ed began as co-manager, Equity & Income Fund has returned 9% per year. Over the same period, the Lipper Balanced Fund Index has returned 3% and the S&P 500 less than 1%. Some referred to the previous decade as the "lost decade" for investors. Ed helped to make sure that Equity & Income Fund shareholders did not see that time as "lost." I am sure that many of our long-term shareholders will miss Ed's interesting and thoughtful shareholder letters, which had been published on the January/July cycle.

In his life, Ed has been a Navy captain, a lawyer, the chief investment officer for a trust company and, most recently, my partner at Harris Associates. He now moves into a new stage of his life. I hope that he finds retirement to offer suitable challenges and inspiration. Ed, for myself and all of our shareholders in the Oakmark Equity and Income Fund, I express our admiration for what you have accomplished and extend to you our deepest gratitude.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com

December 31, 2011

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2011 (Unaudited)

Name	Shares Held	Value
Common Stocks—66.5%
Aerospace & Defense—4.6%
General Dynamics Corp.	8,335,000	$553,527,350
L-3 Communications Holdings, Inc.	3,745,641	249,759,342
Teledyne Technologies, Inc. (a)	1,097,314	60,187,673
		863,474,365
Apparel Retail—2.4%
The TJX Cos., Inc.	6,000,000	387,300,000
Foot Locker, Inc.	3,000,000	71,520,000
		458,820,000
Apparel, Accessories & Luxury Goods—0.5%
Carter's, Inc. (a)	2,324,000	92,518,440
Broadcasting—1.6%
Scripps Networks Interactive, Inc., Class A	7,000,000	296,940,000
Catalog Retail—0.2%
HSN, Inc.	1,036,796	37,594,223
Communications Equipment—0.3%
Arris Group, Inc. (a)	4,785,400	51,778,028
Construction Materials—0.9%
Martin Marietta Materials, Inc.	2,234,600	168,511,186
Data Processing & Outsourced Services—2.5%
MasterCard, Inc., Class A	849,358	316,657,650
Broadridge Financial Solutions, Inc.	6,900,000	155,595,000
		472,252,650
Distillers & Vintners—3.1%
Diageo PLC (b)	6,665,100	582,663,042
Diversified Metals & Mining—1.3%
Walter Energy, Inc.	3,994,850	241,928,116
Drug Retail—1.3%
CVS Caremark Corp.	6,000,000	244,680,000
Electrical Components & Equipment—1.9%
Rockwell Automation Inc.	4,801,200	352,264,044
Electronic Manufacturing Services—1.0%
TE Connectivity, Ltd. (c)	6,397,500	197,106,975

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—66.5% (cont.)
Health Care Distributors—0.1%
PharMerica Corp. (a)	1,810,000	$27,475,800
Health Care Equipment—5.0%
Boston Scientific Corp. (a)	42,932,000	229,256,880
CR Bard, Inc.	2,777,241	237,454,105
Steris Corp.	2,873,300	85,681,806
Varian Medical Systems, Inc. (a)	5,700,000	382,641,000
		935,033,791
Health Care Facilities—0.3%
VCA Antech, Inc. (a)	2,708,466	53,492,203
Health Care Services—5.2%
Laboratory Corp. of America Holdings (a)	4,935,000	424,261,950
Quest Diagnostics, Inc.	6,595,000	382,905,700
Omnicare, Inc.	5,154,500	177,572,525
		984,740,175
Home Furnishings—1.0%
Mohawk Industries, Inc. (a)	2,407,000	144,058,950
Leggett & Platt, Inc.	2,305,656	53,122,314
		197,181,264
Industrial Machinery—4.7%
Dover Corp.	6,393,000	371,113,650
Flowserve Corp.	3,639,184	361,443,755
Pentair, Inc.	4,200,000	139,818,000
Xylem, Inc.	966,562	24,830,978
		897,206,383
Integrated Oil & Gas—3.7%
Cenovus Energy, Inc. (c)	21,100,000	700,520,000
Managed Health Care—3.0%
UnitedHealth Group, Inc.	11,371,000	576,282,280
Office Services & Supplies—0.1%
Mine Safety Appliances Co.	319,925	10,595,916
Oil & Gas Drilling—0.6%
Patterson-UTI Energy, Inc.	5,355,901	107,010,902
Oil & Gas Exploration & Production—7.6%
Apache Corp.	5,028,960	455,523,197
Concho Resources, Inc. (a)	3,470,600	325,368,750
Cimarex Energy Co.	4,165,500	257,844,450

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—66.5% (cont.)
Oil & Gas Exploration & Production—7.6% (cont.)
Encana Corp. (c)	9,487,296	$175,799,595
Range Resources Corp.	2,480,000	153,611,200
Ultra Petroleum Corp. (a)	2,099,000	62,193,370
		1,430,340,562
Packaged Foods & Meats—4.6%
Nestle SA (b) (d)	11,052,000	635,379,480
Sara Lee Corp.	11,856,600	224,326,872
		859,706,352
Pharmaceuticals—1.4%
Hospira, Inc. (a)	8,912,500	270,672,625
Semiconductors—2.2%
Texas Instruments, Inc.	14,340,000	417,437,400
Soft Drinks—2.1%
PepsiCo., Inc.	5,930,000	393,455,500
Specialty Stores—0.7%
Tractor Supply Co.	1,924,100	134,975,615
Tobacco—2.6%
Philip Morris International, Inc.	6,243,000	489,950,640
Total Common Stocks (Cost: $9,949,026,111)		$12,546,608,477
Fixed Income—22.2%
Asset Backed Securities—0.1%
Specialty Stores—0.1%
Cabela's Master Credit Card Trust, 144A, 0.828%, due 10/15/2019, Series 2011-4A, Class A2 (e) (f)	$11,450,000	$11,449,899
Corporate Bonds—0.4%
Biotechnology—0.2%
Chiron Merger Sub, Inc., 144A, 10.50%, due 11/1/2018 (f)	48,080,000	47,118,400
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (f)	18,740,000	19,475,751
Property & Casualty Insurance—0.0% (g)
OneBeacon US Holdings, Inc., 5.875%, due 5/15/2013	3,589,000	3,688,484

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—22.2% (cont.)
Semiconductor Equipment—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	9,660,000	$13,310,743
Total Corporate Bonds (Cost: $78,502,648)			$83,593,378
Government and Agency Securities—21.7%
Canadian Government Bonds—0.8%
Canadian Government Bond, 1.50%, due 12/1/2012	CAD	100,000,000	$98,623,804
Canadian Government Bond, 4.25%, due 12/1/2021, Inflation Indexed	CAD	36,349,750	51,032,016
			149,655,820
Norwegian Government Bonds—0.1%
Norwegian Government Bond, 6.50%, due 5/15/2013	NOK	150,000,000	$26,804,551
U.S. Government Notes—20.8%
United States Treasury Note, 1.375%, due 7/15/2018, Inflation Indexed		$525,035,000	594,438,326
United States Treasury Note, 1.25%, due 7/15/2020, Inflation Indexed		519,145,000	587,201,795
United States Treasury Note, 2.875%, due 1/31/2013		483,005,000	497,061,411
United States Treasury Note, 0.125%, due 9/30/2013		300,000,000	299,402,400
United States Treasury Note, 2.125%, due 1/15/2019, Inflation Indexed		210,932,000	250,712,510
United States Treasury Note, 1.00%, due 9/30/2016		200,000,000	202,062,400
United States Treasury Note, 0.625%, due 2/28/2013		200,000,000	201,039,000
United States Treasury Note, 0.125%, due 8/31/2013		200,000,000	199,648,400
United States Treasury Note, 1.125%, due 6/15/2013		175,000,000	177,303,700
United States Treasury Note, 1.00%, due 1/15/2014		100,000,000	101,476,600
United States Treasury Note, 1.375%, due 11/15/2012		100,000,000	101,066,400
United States Treasury Note, 1.375%, due 10/15/2012		100,000,000	100,972,700
United States Treasury Note, 1.125%, due 12/15/2012		100,000,000	100,921,900
United States Treasury Note, 1.375%, due 9/15/2012		100,000,000	100,878,900
United States Treasury Note, 1.50%, due 7/15/2012		100,000,000	100,753,900
United States Treasury Note, 1.375%, due 5/15/2012		100,000,000	100,488,300
United States Treasury Note, 0.625%, due 6/30/2012		100,000,000	100,277,300
United States Treasury Note, 0.375%, due 8/31/2012		100,000,000	100,175,800
			3,915,881,742
Total Government and Agency Securities (Cost: $3,909,000,415)			$4,092,342,113
Total Fixed Income (Cost: $3,998,953,063)			$4,187,385,390

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Par Value		Value
Short Term Investments—11.3%
Canadian Treasury Bills—6.2%
Canadian Treasury Bills, 0.80% - 1.42%, due 1/19/2012 - 11/22/2012 (h) (Cost: $1,208,022,487)	CAD	1,200,000,000	$1,172,871,656
Commercial Paper—2.4%
BP Capital Markets PLC, 144A, 0.29% - 0.32%, due 1/24/2012- 3/15/2012 (f) (h)		$159,750,000	159,720,939
American Honda Finance Corp., 0.07% - 0.27%, due 1/6/2012- 2/23/2012 (h)		79,080,000	79,053,118
Wellpoint, Inc., 144A, 0.41% - 0.44%, due 1/18/2012- 4/3/2012 (f) (h)		60,000,000	59,978,477
PepsiCo., Inc., 144A, 0.05% - 0.07%, due 1/9/2012- 2/1/2012 (f) (h)		58,000,000	57,997,755
Medtronic, Inc., 144A, 0.08%, due 1/5/2012- 2/9/2012 (f) (h)		51,900,000	51,897,667
Toyota Motor Credit Corp., 0.38%, due 2/14/2012 (h)		25,000,000	24,996,455
Johnson & Johnson, 144A, 0.05%, due 2/3/2012 (f) (h)		20,000,000	19,999,280
Total Commercial Paper (Cost: $453,576,388)			453,643,691
Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/30/2011 due 1/3/2012, repurchase price $516,295,498, collateralized by United States Treasury Notes, with rates from 1.250% - 1.875%, with maturities from 2/28/2014- 3/31/2014, and with an aggregate fair value plus accrued interest of $526,625,250 (Cost: $516,294,924)		$516,294,924	516,294,924
Total Short Term Investments (Cost: $2,177,893,799)			$2,142,810,271
Total Investments (Cost: $16,125,872,973)—100.0%			18,876,804,138
Liabilities In Excess of Other Assets—0.0% (g)			(2,521,463)
Total Net Assets—100%			$18,874,282,675

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Foreign domiciled corporation

(d)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(e)  Floating Rate Note. Rate shown is as of December 31, 2011.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(g)  Amount rounds to less than 0.1%.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro

NOK: Norwegian Krone

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/11) AS COMPARED TO THE MSCI WORLD INDEX20 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	5.58%	-11.65%	-1.19%	8.37%	9.55%
MSCI World Index	7.59%	-5.54%	-2.37%	3.62%	1.50%
Lipper Global Fund Index[21]	7.12%	-9.96%	-2.19%	3.91%	2.70%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.16%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

Stock markets across the globe achieved widely diverse outcomes during the quarter ended December 31, 2011. These outcomes ranged from a positive 12% return for the U.S. S&P 500 Index1 to a 4% loss for the MSCI Japan Equity Index22. Such results obviously pulled the Oakmark Global Fund in both directions. The Fund's return for the quarter was 6%, which lagged behind the MSCI World Index's 8% return and the Lipper Global Fund Index's 7% gain. The quarter's gain was insufficient to repair the losses suffered in the first nine months of the year. For the calendar year, the Fund lost 12%. This contrasts to a 6% decline for the MSCI World Index and a 10% decline for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 10% compound annualized rate of return since inception.

Although the spread of returns across world equity markets was wide, most did report positive results for the quarter. The countries whose stocks generated the highest total return for the Fund in the quarter were Sweden, the United Kingdom, the U.S., Italy and Australia. In terms of contribution to the Fund's results, the U.S. was by far the highest because of its very large weight. The countries whose stocks produced losses for the Fund were Spain, Japan and Germany, and given the Fund's large Japan commitment (more than twice that of the MSCI World Index), the performance shortfall is easily understood.

The holdings with the highest positive contributions to the Fund in the quarter were Equifax, Snap-on, Union Pacific, MasterCard and Julius Baer. The first four companies in the list are all U.S.-domiciled, while Baer is located in Switzerland. The top detractors included Oracle (U.S.), Credit Suisse (Switzerland) and three Japanese concerns: Daiwa, Rohm and Hirose Electric.

For all of 2011, holdings in only two countries generated positive rates of return: Italy and the United Kingdom. Unfortunately, the Fund had small weightings in those two countries. On the other hand, the Fund's holdings in Germany, Spain, Switzerland, Australia and Japan all registered double-digit percentage losses in 2011. The stocks with the highest contribution to Fund return for the year were MasterCard, Intel (U.S.), Bulgari (Italy, sold early in 2011), Equifax and Diageo (United Kingdom). The largest detractors

OAKMARK GLOBAL FUND

from return were Daiwa, Credit Suisse, Rheinmetall (Germany), Adecco (Switzerland) and Rohm.

Portfolio Activity

Our trading was fairly balanced in the quarter. We initiated two new positions, FedEx (U.S.) and Fiat Industrial (Italy), and eliminated Holcim (Switzerland) and Primary Health (Australia). Having just gone through the holiday season, readers of this letter are probably familiar with FedEx, especially its overnight package delivery service. Yet, the company's growth is coming from its domestic ground shipment service, as well as its trans-Pacific parcel delivery. We believe that FedEx's enormous investment in infrastructure over the past decade will pay off in higher returns for shareholders, particularly should fuel prices decline. FedEx still offers an earnings growth rate that is high for large companies, yet we were able to purchase shares at prices that were first seen in 2003, even though earnings per share have more than doubled over the period.

Fiat Industrial was spun off from Fiat SpA in January 2011 and consists of three main divisions: Case New Holland Global (CNH), Iveco and FPT Industrial. CNH is second in the world among agricultural equipment companies, behind Deere, and the fifth-largest construction equipment company. Interestingly, just over 10% of CNH is listed in the U.S. due to historical funding needs, but Fiat Industrial owns and fully consolidates the business. Iveco makes trucks and commercial vehicles, mostly in Western Europe and Latin America. FPT Industrial is an engine manufacturer for CNH, Iveco and other non-captive clients.

We own the stock for three primary reasons. First, we believe CNH is a strong company that is well-positioned to benefit from global food consumption growth. Second, as an independent company from Fiat SpA, Fiat Industrial's management can now focus on restructuring Iveco and FPT, divisions that have overcapacity and are under-earning. Third, the economic distress enveloping Italy has depressed the stock prices of many choice companies domiciled there, enabling us to purchase shares of Fiat Industrial at what we view as an extreme discount. Fiat Industrial is an internationally diversified company that generates only a fraction of its sales and profits in Italy and less than 25% of its sales in Western Europe.

We sold our holdings in Holcim and Primary Healthcare to help fund these new investments. Both companies are still on our approved lists and are names we would consider owning for our global shareholders. However, their discount to intrinsic value is not as attractive as our other holdings.

The U.S. weight within the Fund grew by nearly 4% in the quarter. However, since the market indices had similar relative growth, the Fund is still underweight the U.S. If you add back the two companies that are domiciled outside the U.S. for tax reasons (Covidien and TE Connectivity), the U.S. weight is just under 50%. As we have often written, we construct the portfolio based on our perception of individual investment opportunities, paying little attention to corporate domicile as long as we are within the Fund's prospectus limits. We continue to be overweight both Switzerland and Japan. All of our holdings from those two countries meet our requirements for quality and value, but they also have the potential advantage of an eventual correction in currency imbalances. We believe that the Swiss franc and the Japanese yen are significantly overvalued relative to other currencies. If we are correct and these currency imbalances stabilize, this movement would benefit our holdings.

Hedge Discussion

We continue to believe that the U.S. dollar is undervalued relative to other global currencies. As of quarter-end, approximately 73% of the Fund's Australian dollar, 68% of the Swiss franc, 69% of the Japanese yen, 20% of the Swedish krona and 13% of the euro exposures were hedged. Of note, our euro hedges have decreased as the euro has weakened versus the U.S. dollar.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

December 31, 2011

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—December 31, 2011 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2011 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—97.7%
Air Freight & Logistics—2.9%
FedEx Corp. (United States)	Package & Freight Delivery Services	704,600	$58,841,146
Application Software—1.8%
SAP AG (Germany)	Develops Business Software	702,300	37,130,692
Asset Management & Custody Banks—3.7%
Julius Baer Group, Ltd. (Switzerland) (a)	Asset Management	1,895,900	74,156,676
Automobile Manufacturers—5.3%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,918,300	63,926,718
Daimler AG Registered (Germany)	Automobile Manufacturer	972,800	42,706,868
			106,633,586
Broadcasting—3.2%
Discovery Communications, Inc., Class C (United States) (a)	Media Management & Network Services	1,710,150	64,472,655
Building Products—2.1%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	1,708,800	42,856,254
Construction & Farm Machinery & Heavy Trucks—0.4%
Fiat Industrial SPA (Italy) (a)	Branded Truck & Tractor Manufacturer	1,079,019	9,251,950
Data Processing & Outsourced Services—3.8%
MasterCard, Inc., Class A (United States)	Transaction Processing Services	208,700	77,807,534
Distillers & Vintners—1.8%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	1,684,300	36,790,073
Diversified Banks—2.1%
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	5,540,487	42,092,465

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OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.7% (cont.)
Diversified Capital Markets—2.7%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	2,292,000	$53,853,338
Electronic Components—4.7%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	709,900	62,255,749
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	1,632,900	32,819,232
			95,074,981
Electronic Manufacturing Services—2.7%
TE Connectivity, Ltd. (Switzerland)	Electronic Equipment, Instruments & Components	1,785,200	55,002,012
Fertilizers & Agricultural Chemicals—2.1%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	13,213,200	42,029,984
Health Care Equipment—1.4%
Covidien PLC (Ireland)	Health Care Equipment & Supplies	640,900	28,846,909
Health Care Facilities—2.0%
Tenet Healthcare Corp. (United States) (a)	Hospitals & Health Care Facilities	7,837,100	40,204,323
Health Care Services—4.3%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	1,008,700	86,717,939
Home Entertainment Software—4.4%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	4,503,400	88,406,358
Human Resource & Employment Services—2.8%
Adecco SA (Switzerland)	Temporary Employment Services	1,348,400	56,488,385
Industrial Conglomerates—2.5%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	1,138,500	50,445,413

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OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.7% (cont.)
Industrial Machinery—4.5%
Snap-on, Inc. (United States)	Tool & Equipment Manufacturer	1,797,600	$90,994,512
Investment Banking & Brokerage—3.4%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	21,826,000	68,055,606
Movies & Entertainment—2.0%
Live Nation Entertainment, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	4,822,025	40,071,028
Office Electronics—2.7%
Canon, Inc. (Japan)	Computers & Information	1,231,200	54,545,823
Oil & Gas Exploration & Production—2.1%
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	459,800	41,648,684
Packaged Foods & Meats—2.6%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	559,300	32,153,944
Sara Lee Corp. (United States)	Manufactures & Markets Brand Name Products for Consumers Worldwide	1,051,200	19,888,704
			52,042,648
Railroads—2.3%
Union Pacific Corp. (United States)	Rail Transportation Provider	430,600	45,617,764
Research & Consulting Services—4.2%
Equifax, Inc. (United States)	Information Management, Transaction Processing, Direct Marketing & Customer Relationship Management	1,908,300	73,927,542
Meitec Corp. (Japan)	Software Engineering Services	603,100	11,635,748
			85,563,290
Semiconductor Equipment—1.7%
Applied Materials, Inc. (United States)	Develops, Manufactures, Markets & Services Semiconductor Wafer Fabrication Equipment	3,312,600	35,477,946

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—97.7% (cont.)
Semiconductors—8.8%
Intel Corp. (United States)	Computer Component Manufacturer & Designer	2,558,200	$62,036,350
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing, Analog Technologies & Microcontroller Semiconductors	2,101,500	61,174,665
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,157,200	53,973,600
			177,184,615
Specialty Chemicals—2.1%
International Flavors & Fragrances, Inc. (United States)	Manufactures Flavors & Fragrance Products	809,300	42,423,506
Systems Software—4.6%
Oracle Corp. (United States)	Software Services	3,598,100	92,291,265
Total Common Stocks (Cost: $1,918,814,763)			$1,973,019,360
Short Term Investment—0.9%
Repurchase Agreement—0.9%

Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/30/2011 due 1/3/2012, repurchase price $18,593,464, collateralized by a United States Treasury Note, with a rate of 1.750%, with a maturity of 3/31/2014, and with a fair value plus accrued interest of $18,968,556 (Cost: $18,593,443)	$18,593,443	18,593,443
Total Short Term Investment (Cost: $18,593,443)		$18,593,443
Total Investments (Cost: $1,937,408,206)—98.6%		1,991,612,803
Foreign Currencies (Cost: $110,815)—0.0% (b)		110,482
Other Assets In Excess of Liabilities—1.4%		27,823,967
Total Net Assets—100%		$2,019,547,252

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (12/31/11) AS COMPARED TO THE MSCI WORLD INDEX20 (UNAUDITED)

	Total Returns (as of 12/31/11)
(Unaudited)	Last 3 Months*	1-year	5-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	4.62%	-5.87%	1.39%	2.81%
MSCI World Index	7.59%	-5.54%	-2.37%	-0.78%
Lipper Global Fund Index[21]	7.12%	-9.96%	-2.19%	-0.56%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.24%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund returned 5% for the quarter ended December 31, 2011, underperforming the MSCI World Index's return of 8%. For 2011, the Fund and the MSCI World Index declined 6%. More importantly, the Fund has returned an average of 3% per year since inception, outperforming the MSCI World Index, which has averaged -1% per year over the same period.

FedEx, a U.S.-based worldwide package delivery business, was the top contributor to performance this quarter, returning 24%. We purchased FedEx for the Fund in the third quarter of 2011, when fears of a slowing economy caused the share price to fall to what we thought were extremely attractive levels. These fears have subsided, and the stock rebounded in the fourth quarter. Also during the past quarter, FedEx reported earnings that topped estimates and maintained its fiscal year 2012 forecasts. The company's investments during this extended downturn have set it up for what we think is an enormous amount of earnings power in an industry with extremely high barriers to entry. FedEx is taking significant share in the domestic ground market and is developing into the top U.S.-to-Asia parcel carrier. We believe FedEx offers considerable long-term earnings potential.

Intel, a U.S.-based microprocessor and semiconductor components manufacturer, was the top contributor to performance for the 2011 calendar year, returning 18%. Intel is the world's foremost semiconductor maker, holding about 80% of the market share for microprocessors that go into desktop and notebook computers and computer servers. Intel also makes embedded semiconductors for the industrial, medical-equipment and networking-gear markets. Most computer makers use Intel processors, with Dell and Hewlett-Packard being the firm's largest customers. In September, the company announced a new partnership agreement with Google that enables Intel's x86 Atom processors to work in Android-powered tablets and smartphones. Intel expects all future releases of Android to include a version optimized to run on Intel architecture products. More recently, Intel reported solid third-quarter results and set a new record for microprocessor units shipped. Third-quarter earnings and revenue increased 33% and 29%, respectively, from the same period last year, and gross margins also expanded. During the third quarter, Intel generated over $6 billion of cash and

OAKMARK GLOBAL SELECT FUND

spent $4 billion to repurchase shares. In addition, the board authorized another $10 billion for future share repurchases. We believe Intel will continue to provide positive long-term returns for our shareholders.

Daiwa Securities Group, Japan's second-largest brokerage firm, was the largest detractor from performance for the quarter, falling 17%. Daiwa has been hurt in the past by numerous factors, including a particularly weak Japanese stock market and decreased equity and capital-markets activity. We met the new CEO, Takashi Hibino, for the first time this summer and came away impressed. He was very engaged in the discussion and communicated specific goals necessary for Daiwa's future success. New management is aggressively addressing losses in the wholesale business and has placed new priorities on other business lines. Mr. Hibino's focus will be on the retail banking and asset management divisions—the retail bank that recently went into operation seems to be a game changer. Daiwa spent three years researching this venture and came up with an Internet bank that gives customers access to Daiwa branches. The company aims to attract customers with higher rates and a better platform than competitors in hopes that customers will move a lot of these deposits to investment products. The retail bank has attracted over 1.5 trillion yen (nearly U.S. $20 billion) in deposits after only one year of operation. Daiwa's balance sheet remains well-capitalized, and we continue to believe Daiwa has a powerful franchise.

Adecco, the world's largest employment agency, detracted the most from performance for the 2011 calendar year, falling 35%. The stock has been hurt by general macroeconomic concerns and weakness. Despite a relatively lackluster recovery in employment across most of the developed world, Adecco's revenue has increased more than 20% organically since 2009 because employers value the flexibility that temporary staff provides in today's more volatile world. Adecco has also been able to grow via mergers and acquisitions, and it has used approximately €1 billion of the €1.25 billion in free cash flow it generated over the past three years to buy other professional staffing businesses, including MPS in the U.S. Even with its M&A spending, Adecco returned nearly €250 million to shareholders by way of dividends without increasing leverage. During the downturn, management focused on improving gross margins and reducing costs. These changes enabled the firm to withstand the recent market conditions and have helped the franchise maintain its long-term direction. We believe Adecco is run by an excellent management team that has a proven track record for creating shareholder value.

Geographically, we ended the quarter with our European holdings increasing slightly to 33% and our Japanese holdings decreasing to 17%. The remainder of the Fund's investments, excluding cash, are in North America. We did not add or remove any names from the Fund during the quarter.

Due to the U.S. dollar's weakness relative to other global currencies, we currently hedge three underlying foreign currencies. At quarter-end, approximately 60% of the Fund's Swiss franc and Japanese yen and 14% of the Fund's euro exposures were hedged.

We thank you for your continued confidence and support and wish you all a healthy, happy and prosperous 2012.

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

December 31, 2011

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—December 31, 2011 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2011 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—96.6%
Air Freight & Logistics—4.7%
FedEx Corp. (United States)	Package & Freight Delivery Services	250,000	$20,877,500
Application Software—3.9%
SAP AG (Germany)	Develops Business Software	323,500	17,103,487
Automobile Manufacturers—11.1%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	855,200	28,499,259
Daimler AG Registered (Germany)	Automobile Manufacturer	470,000	20,633,458
			49,132,717
Cable & Satellite—5.3%
Comcast Corp., Class A (United States)	Cable Communication Networks Provider	994,000	23,418,640
Catalog Retail—4.7%
Liberty Interactive Corp., Class A (United States) (a)	Home & Internet Shopping Online Travel	1,280,000	20,755,200
Computer Hardware—4.7%
Dell, Inc. (United States) (a)	Technology Products & Services	1,428,000	20,891,640
Consumer Finance—4.8%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	505,000	21,356,450
Distillers & Vintners—3.8%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	771,000	16,840,911
Diversified Capital Markets—5.1%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	963,300	22,633,909
Electronic Manufacturing Services—5.0%
TE Connectivity, Ltd. (Switzerland)	Electronic Equipment, Instruments & Components	720,000	22,183,200

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OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.6% (cont.)
Health Care Equipment—5.2%
Medtronic, Inc. (United States)	Develops Therapeutic & Diagnostic Medical Products	602,000	$23,026,500
Human Resource & Employment Services—5.6%
Adecco SA (Switzerland)	Temporary Employment Services	591,000	24,758,703
Integrated Oil & Gas—4.3%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	580,000	19,256,000
Internet Software & Services—4.8%
eBay, Inc. (United States) (a)	Online Trading Community & Secure Online Payment Services	705,000	21,382,650
Investment Banking & Brokerage—5.0%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	7,028,000	21,913,993
Packaged Foods & Meats—3.6%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	275,700	15,849,888
Semiconductors—15.0%
Intel Corp. (United States)	Computer Component Manufacturer & Designer	937,000	22,722,250
ROHM Co., Ltd. (Japan) Integrated Circuits & Semiconductor Devices	Manufacturer	481,800	22,471,898
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing, Analog Technologies & Microcontroller Semiconductors	720,000	20,959,200
			66,153,348
Total Common Stocks (Cost: $446,768,329)			$427,534,736

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Par Value	Value
Short Term Investment—1.0%
Repurchase Agreement—1.0%

Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/30/2011 due 1/3/2012, repurchase price $4,364,954, collateralized by a United States Treasury Note, with a rate of 1.750%, with a maturity of 3/31/2014, and with a fair value plus accrued interest of $4,455,875 (Cost: $4,364,949)	$4,364,949	$4,364,949
Total Short Term Investment (Cost: $4,364,949)		$4,364,949
Total Investments (Cost: $451,133,278)—97.6%		431,899,685
Foreign Currencies (Cost: $2,253,136)—0.5%		2,246,368
Other Assets In Excess of Liabilities—1.9%		8,248,793
Total Net Assets—100%		$442,394,846

(a)  Non-income producing security

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

While both the Oakmark International and International Small Cap Funds had acceptable investment performance in the fourth quarter of 2011, the full year was not good for global equities or for our two Funds, as natural disasters (first in Japan, later in Thailand) and Europe's sovereign debt crisis took their toll. The short-term challenges cannot be denied, but I remain extremely confident about the medium and long-term future.

The biggest challenge may still be the volatility of the global equity markets. As a result of mostly political and some macroeconomic instability, on any given day it seems a company can see wild intraday swings, and that makes it challenging to keep portfolios positioned correctly. Of course, on the flip side, volatility does present opportunity when the ups and downs in the market price of businesses do not reflect changes in their intrinsic value.

Three Good Reasons...

As a value investor, I'm confident for three reasons. The first reason is valuation. As of the end of November, according to MSCI, the EAFE Index2 traded at 1.3x book value, 6.7x cash flow and it yielded 3.9%. In Japan, stocks are even cheaper—at the end of the same time period, Japanese stocks traded 0.9x book value, 5.7x cash flow and they yielded 2.7%. Keep in mind that the 10-year Japanese treasury security yielded just 96 basis points as of January 3, 2012! In Japan, manufacturers had to deal with two natural disasters in 2011—first the earthquake and tsunami, and then the prolonged flooding in Thailand. I expect to start seeing increased business activity, more profitability and perhaps even a V-shaped economic recovery for Japan.

Global blue chips in general are selling at extremely attractive valuations, though investor interest remains soft. And, of course, then there are the European financials. This is the sector where fear is running highest and where there are the most generalizations. It is widely believed that all banks and financial institutions in Europe are under duress, when in fact we are able to find healthy, well-capitalized, profitable companies in this sector. Certainly this isn't the best of times, but companies are still making money while selling at well below half their book value. I think there are good opportunities for careful, long-term investors.

My second reason is that these low valuations are especially meaningful given the fact that, despite the negative headlines, the world is still growing at an acceptable rate. Yes, some parts of Europe will be zapped by recession, but the United States, the world's biggest economy, is experiencing an acceleration in economic growth and Asia, including Japan, is also growing at meaningful rates. In the midst of Europe's turmoil in September, the IMF predicted global economic growth of 4% for 2012, though that number may be subject to revision. Growth at or close to 4% bodes well for increases in corporate profitability. When one combines low valuations with economic growth, it is generally positive for stock prices.

Reason three is that, over the past few years, we have seen investors pour liquidity into "safe havens"—most notably, treasury securities of governments deemed "safe." I've already mentioned the Japanese 10-year yield is under 1%. In the U.S., the 10-year Treasury's yield is under 2% and the 5-year yield is under 1%. Yes, bonds have had a great decade and over the past 30-year period, they have outperformed stocks. It is my belief that this outperformance is unsustainable and there will be some mean reversion, especially given the differential between the combined market earnings and dividend yields for stocks versus the yields on Treasury securities.

Europe—The Last Words

I've often been asked my view about the future of the eurozone, given its sovereign debt and fiscal troubles. I believe the eurozone will not only remain intact, but its members will strengthen their ties. My thinking is that this will be the outcome mostly because it has to be the outcome for Europe to remain relevant. If the eurozone doesn't become more integrated fiscally and strengthen its monetary system, it will become inconsequential on the world stage. And I really don't believe Europe is ready to call it quits and to leave it to the U.S. and China to steer global economic and political policy.

I do, however, think one key message from the European debacle is not being transmitted, and this relates to the point at which government becomes too big and too intrusive. Southern Europe's problems are not due to undertaxation, in our view, but rather to the size and scope of government. This includes rules and regulations that impact the micro economy. Simply, when users of labor are not free to hire and fire, the incentives to hire are reduced. And when unemployment is subsidized by a generous welfare state and pension system, and with unit

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

labor costs uncompetitive, there exists a large substitution effect resulting in high unemployment.

I believe the real issue in Southern Europe is NOT entirely macro, though sovereign debt and budget deficits are a problem. What is constraining Europe are microeconomic policies that have created an inflexible, inefficient labor market and layers of business regulation that have not only inhibited hiring, but also have caused a negative impact on new investment. It is refreshing to note that Mario Monti, Italy's new prime minister, seems to recognize this and is working on legislation intended to address some of these issues. Spain also has a new government and it will be interesting to see if their new PM takes the same approach.

Wishing all a great 2012!

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

December 31, 2011

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/11) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX23 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	3.41%	-14.07%	-1.75%	7.46%	9.47%
MSCI World ex U.S. Index	3.51%	-12.21%	-4.09%	5.14%	5.57%
MSCI EAFE Index[2]	3.33%	-12.14%	-4.72%	4.67%	5.24%
Lipper International Fund Index[24]	4.32%	-14.48%	-3.72%	5.29%	6.39%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.06%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund returned 3.4% for the quarter ended December 31, 2011, slightly underperforming the MSCI World ex U.S. Index, which returned 3.5% over the same period. The Fund's calendar-year performance was weak in absolute and relative terms, declining 14% versus the MSCI World ex U.S. Index's loss of 12%. Most importantly, the Fund has returned an average of 9% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

Swiss-based Givaudan, the world's largest flavors and fragrance company, was the largest contributor to performance for the quarter, returning 22%. In the third quarter, Givaudan reported worse-than-expected earnings, mainly attributed to higher raw material costs, which were up 15%. Although this hurt Givaudan's bottom line, the company has made progress in mitigating these higher costs by negotiating price increases for its products. Shares rebounded in the fourth quarter as Givaudan's sales momentum remained strong, its orders remained solid, and its management continued to work on improving margins. Rising raw material prices, combined with a strong Swiss franc, could challenge the company's short-term results, but we continue to believe this company is a good long-term investment.

U.K.-based Diageo, a producer, distiller and marketer of alcoholic beverages, was the largest contributor to performance for the 2011 calendar year, returning 22%. Diageo's strong brand presence in developing markets continues to deliver increased sales, more than offsetting some of the challenges in the European markets. To add to its emerging-markets exposure, Diageo acquired a Turkish spirits company, Mey Icki, in 2011. Mey Icki is the dominant brand in Turkey with approximately 70% market share. This acquisition allows Diageo to benefit from the continued growth of Raki (a Turkish alcoholic drink) as rising wealth drives a consumer shift toward spirits in Turkey. There is also potential to roll out Diageo's other premium brands there. Diageo continues to generate strong free cash flow, and management is focused on returning capital to shareholders.

The largest detractor from performance during the quarter was Japan-based Olympus, which fell 58%. A scandal at Olympus began in October when the

OAKMARK INTERNATIONAL FUND

board abruptly fired CEO Michael Woodford, citing differences in management technique and culture. It was later revealed that Woodford was fired shortly after he questioned inflated fees and takeover costs associated with past acquisitions. An independent investigation into these acquisitions found that executives hid two decades' worth of investment losses by paying inflated fees to advisors. Olympus shareholders have been greatly hurt by the value destruction that, in our view, can be traced back to an unacceptably lax approach to corporate governance. We believe the board now faces a serious credibility problem and therefore needs to bring in new management to ensure that reforms are made. We do not have confidence that the existing top management can make the necessary changes. We have communicated our concerns directly with the company and also to the Japanese regulators. As long-time investors in Japan, we have seen Japanese companies as a group significantly improve their corporate governance policies in recent years, and their shareholders have benefited from this trend. In our view, the situation at Olympus shows that we still have a ways to go before all Japanese companies move toward a more independent board structure and embrace their shareholders as stakeholders in the company. Now on to the good news—there is a real business here with significant value. Olympus is the world's leading endoscope company with roughly 75% of the global market. The company offers some very unique, world-leading technologies, has strong cash-flow generation, and operates in a strong market that has mid-single-digit annual growth. However, it remains to be seen whether Olympus will make the changes necessary to restore the company's credibility.

Daiwa Securities Group, Japan's second-largest broker, was the largest detractor from performance for calendar year 2011. Daiwa has been hurt in the past by numerous factors, including a particularly weak Japanese stock market and decreased equity and capital-markets activity. We met the new CEO, Takashi Hibino, for the first time this summer and came away impressed. He seemed very engaged in the discussion, and his communication style was an improvement over the former CEO. New management is aggressively addressing losses in the wholesale business and has placed new priorities on other business lines. Mr. Hibino's focus will be on the retail banking and asset management divisions—the recently launched retail bank seems to be a game changer. Daiwa spent three years researching this venture and came up with an Internet bank that gives customers access to Daiwa branches. The company aims to attract customers with higher rates and a better platform than competitors in hopes that customers will move a lot of these deposits to investment products. The retail bank has attracted over 1.5 trillion yen (nearly U.S. $20 billion) in deposits after only one year of operation. Daiwa's balance sheet remains well-capitalized, and we continue to believe it has a powerful franchise.

We made numerous changes to the portfolio during the past quarter. We sold our positions in Samsung Electronics, Sumitomo Mitsui Financial and Television Francaise 1. We used the proceeds to purchase two previously held names that once again became attractive investment opportunities: Atlas Copco, a Sweden-based global industrial equipment manufacturer and retailer, and Lloyds Banking Group, a U.K. banking and financial services company. We also purchased Fiat Industrial, an Italian manufacturer of agricultural and construction equipment and commercial vehicles.

Our geographical composition changed slightly over the past quarter. Our European holdings increased to approximately 72%, and our Pacific Rim exposure decreased to approximately 26%. Our Latin America and North America (Canada) exposure remained the same at approximately 2%.

We continue to hedge the Fund's currency exposure defensively. Due to the U.S. dollar's weakness relative to other global currencies, we currently hedge five underlying currencies. At quarter-end, approximately 70% of the Australian dollar, 68% of the Swiss franc, 60% of the Japanese yen, 19% of the Swedish krona and 13% of the euro exposures were hedged.

We would like to thank our shareholders for continuing to support us and our value-investing philosophy. As we ring in a new year, we believe we have built a portfolio of high-quality companies that will provide our shareholders with attractive returns in the long term.

Happy New Year!

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

December 31, 2011

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—December 31, 2011 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2011 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—93.5%
Advertising—2.8%
Publicis Groupe SA (France)	Advertising & Media Services	4,324,300	$198,935,665
Aerospace & Defense—0.6%
BAE Systems PLC (United Kingdom)	Develops, Delivers & Supports Advanced Aerospace & Defense Systems	9,286,000	41,114,722
Apparel, Accessories & Luxury Goods—1.5%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	2,175,300	110,027,151
Application Software—2.1%
SAP AG (Germany)	Develops Business Software	2,871,000	151,790,142
Asset Management & Custody Banks—1.7%
Schroders PLC (United Kingdom)	International Asset Management	5,907,434	120,549,580
Automobile Manufacturers—9.5%
Daimler AG Registered (Germany)	Automobile Manufacturer	6,153,900	270,162,206
Toyota Motor Corp. (Japan)	Automobile Manufacturer	7,180,400	239,284,474
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	5,607,700	171,065,085
			680,511,765
Brewers—1.4%
Heineken Holdings NV (Netherlands)	Produces Beers, Spirits, Wines & Soft Drinks	2,407,900	98,541,377
Broadcasting—0.5%
Grupo Televisa SAB (Mexico) (a)	Television Production & Broadcasting	1,682,352	35,430,333
Building Products—3.3%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	7,664,000	192,211,100

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—93.5% (cont.)
Building Products—3.3% (cont.)
Geberit AG, Registered Shares (Switzerland) (b)	Building Products	226,000	$43,549,452
			235,760,552
Commodity Chemicals—1.1%
Orica, Ltd. (Australia)	Produces Industrial & Specialty Chemicals	3,298,400	81,776,170
Construction & Farm Machinery & Heavy Trucks—0.6%
Fiat Industrial SPA (Italy) (b)	Branded Truck & Tractor Manufacturer	5,267,594	45,166,506
Construction Materials—1.5%
Holcim, Ltd. (Switzerland)	Produces & Markets Ready-Mixed Concrete, Cement, Clinker & Admixtures	1,981,700	106,015,570
Department Stores—2.4%
PPR (France)	Retails Consumer & Household Products	1,177,900	168,685,656
Distillers & Vintners—2.6%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	7,489,800	163,599,290
Treasury Wine Estates, Ltd. (Australia)	International Marketing & Distribution of Wine	5,578,000	20,995,062
			184,594,352
Diversified Banks—11.8%
Intesa Sanpaolo SPA (Italy)	Banking & Financial Services	145,608,100	243,858,628
BNP Paribas SA (France)	Commercial Bank	5,421,400	212,955,304
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	22,100,714	167,904,649
Bank of Ireland (Ireland) (b)	Commercial Bank	1,070,774,800	113,639,761
Lloyds Banking Group PLC (United Kingdom) (b)	Banking & Financial Services Provider	262,418,200	105,572,063
			843,930,405

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—93.5% (cont.)
Diversified Capital Markets—3.8%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	11,644,000	$273,589,993
Diversified Chemicals—2.8%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings & Paints	4,140,500	200,206,407
Electronic Components—2.3%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	8,174,900	164,305,188
Food Retail—1.5%
Koninklijke Ahold NV (Netherlands)	Retails Health & Beauty Supplies, Prescriptions Drugs, Wine & Liquor	7,416,000	99,868,866
Tesco PLC (United Kingdom)	Food Retailer	1,236,700	7,748,641
			107,617,507
Health Care Equipment—1.0%
Olympus Corp. (Japan)	Optoelectronic Products Manufacturer	5,693,000	74,851,449
Human Resource & Employment Services—3.4%
Adecco SA (Switzerland)	Temporary Employment Services	5,840,600	244,679,666
Industrial Conglomerates—3.0%
Koninklijke (Royal) Philips Electronics NV (Netherlands)	Electronics Manufacturer	10,069,000	212,157,826
Industrial Machinery—0.1%
Atlas Copco AB, Series B (Sweden)	International Industrial Equipment Manufacturer	417,800	7,940,692
Investment Banking & Brokerage—3.2%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	74,153,000	231,216,318

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—93.5% (cont.)
Marine—2.3%
Kuehne + Nagel International AG (Switzerland)	Sea, Land & Rail Freight Transportation Businesses	1,478,200	$166,028,000
Multi-line Insurance—2.7%
Allianz SE Registered (Germany)	Insurance, Banking & Financial Services	2,051,200	196,213,789
Office Electronics—3.0%
Canon, Inc. (Japan)	Computers & Information	4,854,500	215,068,793
Packaged Foods & Meats—2.8%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	2,911,000	167,352,284
Danone (France)	Food Products	538,700	33,863,621
			201,215,905
Paper Packaging—2.3%
Amcor, Ltd. (Australia)	Packaging & Related Services	22,715,000	167,509,267
Pharmaceuticals—1.7%
Novartis AG (Switzerland)	Pharmaceuticals	1,122,000	64,145,002
Roche Holding AG (Switzerland)	Develops & Manufactures Pharmaceutical & Diagnostic Products	166,300	28,185,840
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	1,223,900	27,969,046
			120,299,888
Publishing—1.6%
Thomson Reuters Corp. (Canada)	Electronic Information & Solutions Company	3,112,200	83,185,478
Reed Elsevier PLC (United Kingdom)	Publisher & Information Provider	4,308,000	34,722,782
			117,908,260
Research & Consulting Services—0.9%
Meitec Corp. (Japan)	Software Engineering Services	2,475,100	47,752,676
Experian Group, Ltd. (Ireland)	Credit & Marketing Services	1,426,001	19,388,644
			67,141,320

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—93.5% (cont.)
Security & Alarm Services—3.4%
G4S PLC (United Kingdom)	Security Services	28,714,300	$121,204,612
Secom Co., Ltd. (Japan)	On-Line Centralized Security Services, Home Security Systems, & Home Medical Services	2,625,000	121,069,897
			242,274,509
Semiconductors—2.9%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	4,521,400	210,885,098
Specialty Chemicals—2.5%
Givaudan SA (Switzerland) (b)	Manufactures & Markets Fragrances	190,500	181,515,490
Specialty Stores—1.2%
Signet Jewelers, Ltd. (United Kingdom)	Jewelry Retailer	1,975,200	86,829,792
Trading Companies & Distributors—1.7%
Wolseley PLC (United Kingdom)	Distributes Building Materials & Lumber Products	3,641,100	120,556,676
Total Common Stocks (Cost: $7,362,892,487)			$6,712,841,779
Short Term Investment—3.9%
Repurchase Agreement—3.9%

Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/30/2011 due 1/3/2012, repurchase price $281,885,330, collateralized by a United States Treasury Note, with a rate of 1.750%, with a maturity of 3/31/2014, and with a fair value plus accrued interest of $287,523,106 (Cost: $281,885,017)	$281,885,017	281,885,017
Total Short Term Investment (Cost: $281,885,017)		$281,885,017
Total Investments (Cost: $7,644,777,504)—97.4%		6,994,726,796
Foreign Currencies (Cost: $579,816)—0.0% (c)		578,075
Other Assets In Excess of Liabilities—2.6%		187,204,351
Total Net Assets—100%		$7,182,509,222

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

(a)  Sponsored American Depositary Receipt

(b)  Non-income producing security

(c)  Amount rounds to less than 0.1%.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Michael L. Manelli, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM 12/31/01 TO PRESENT (12/31/11) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX25

		Average Annual Total Returns (as of 12/31/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	3.88%	-16.44%	-3.28%	9.95%	9.45%
MSCI World ex U.S. Small-Cap Index	0.69%	-15.81%	-3.23%	9.41%	N/A
MSCI World ex U.S. Index[23]	3.51%	-12.21%	-4.09%	5.14%	4.40%
Lipper International Small-Cap Fund Index[26]	1.86%	-15.20%	-2.65%	9.87%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.38%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized-

The Oakmark International Small Cap Fund returned 4% in the quarter ended December 31, 2011, compared to 1% for the MSCI World ex U.S. Small Cap Index. For the calendar year ended December 31, the Fund and the MSCI World ex U.S. Small Cap Index both declined 16%. For the past 10 years, the Fund has earned an annualized rate of return of 10%, compared to the MSCI World ex U.S. Small Cap Index, which has returned 9% for the same period. Since inception, the Fund has had an annualized return of 9%.

The top-performing stock for the quarter was a Dutch company, Wavin NV, the largest producer of plastic pipes in Europe. During the quarter, Wavin's stock price jumped following news that it received an unsolicited acquisition bid from Mexichem, a Latin American chemical producer whose products also include PVC piping. If this deal is concluded, Wavin would expand Mexichem's European presence and enhance its product portfolio. The first non-binding takeover offer came in November for 8.5 euros per share, and Mexichem has since raised its bid to 10 euros per share. This latest bid has boosted Wavin's stock price, and we will continue to monitor the progress of the takeover offer.

The Fund's top-performing stock for calendar year 2011 was also a large contributor to fourth-quarter returns. Duerr AG, a German company, is the world's largest paint-shop designer and installer. In August, Duerr reported another strong set of gross results, with revenues continuing to grow and new orders rising 63%. Most of these new orders came primarily from emerging markets, although Duerr's results demonstrate growth in all areas of the world and in all of its businesses. In order to meet the higher demand, the company plans to hire 600 more employees. Although Duerr raised guidance throughout the year, management believes the backlog indicates that its 2012 sales will be strong once again. This, along with three recent small acquisitions, should help the company in the coming year.

One of the largest detractors from the Fund's performance for the past quarter and year was gategroup Holding, a Swiss company that specializes in catering for the airline industry. The stock price for gategroup declined sharply in November after the company lowered its 2011 outlook and provided 2012 guidance for the first time. Revenue trends weakened during the fourth quarter as a

OAKMARK INTERNATIONAL SMALL CAP FUND

more difficult macro environment reduced demand for premium air travel. We believe this short-term fluctuation in demand will have a modest negative impact on 2012 earnings but will have little impact on the long-term business value of gategroup. For that reason, we used the stock's price drop as an opportunity to add to our holdings. At times, gategroup tends to trade as if it were an airline, but we believe it is a much higher-quality business because it has a more flexible cost structure and it maintains long-term contracts, which help to protect its profitability during downturns.

The largest detractor for the calendar year was Goodman Fielder, Australia's largest food manufacturer. As we wrote in the last commentary, the company has faced a very difficult environment over the past few quarters, which has reduced its profitability. During the fourth quarter, the company announced a number of new executive appointments, including a new CFO, who joins the CEO that started in July. It also announced the decision to consolidate its New Zealand retail operations (dairy, baking and home ingredients), which should allow the company to reduce costs and capitalize on its scale more effectively when negotiating with retailers. Finally, Goodman also announced a significant restructuring of its Fresh Baking division in Australia, which could potentially provide long-term savings. We believe that Goodman has a number of strong market positions and attractive local brands. In our view, the improvement in its management team, its increased investments in the brands that matter, its willingness to exit non-core brands and its commitment to innovation should over time boost the company's momentum.

We established positions in two securities that were both previously held in the Fund: Michael Page International and Travis Perkins. Michael Page International, based in the U.K. is one of the top employment agencies in the world. The company fills professional positions in areas such as finance and accounting, sales and marketing, office support and engineering. Travis Perkins, also a U.K. firm, markets and distributes products to the U.K. construction and do-it-yourself building trade industries. We believe that both companies are high-quality businesses that demonstrate best-in-class management teams and are trading at significantly lower prices than they were earlier in the year. We took advantage of the share-price drops to own these quality businesses again. We also added Fugro (Netherlands), a provider of technology, equipment and expertise in natural-resources exploration and development. We eliminated our positions in Matsumotokiyoshi Holdings, Nexans, Ten Network Holdings, Bobst Group and NSD during the quarter.

Geographically, we ended the quarter with our European holdings comprising 56% of the portfolio, and the Pacific Rim holdings representing 41% of the Fund. The remaining 3%, excluding cash, is invested in the Middle East.

We continue to believe the dollar remains undervalued relative to a number of currencies held in the Fund, and we maintained our hedges on these currencies. At the recent quarter-end, approximately 58% of the Fund's Swiss franc, 70% of the Australian dollar, 54% of the Japanese yen, 66% of the Norwegian krone, 20% of the Swedish krona and 14% of the euro exposures were hedged.

We thank you for your continued confidence and support.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com	Michael L. Manelli, CFA Portfolio Manager oakex@oakmark.com

December 31, 2011

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—December 31, 2011 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2011 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—94.9%
Advertising—1.4%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	727,100	$19,110,346
Air Freight & Logistics—1.1%
Freightways, Ltd. (New Zealand)	Express Package Services	5,259,700	15,066,468
Airport Services—2.7%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	13,143,700	36,333,656
Asset Management & Custody Banks—9.2%
Julius Baer Group, Ltd. (Switzerland) (a)	Asset Management	1,469,000	57,458,810
Azimut Holding SPA (Italy)	Investment Management Services	4,216,610	33,808,279
MLP AG (Germany)	Asset Management	4,620,830	30,644,139
			121,911,228
Auto Parts & Equipment—4.1%
Toyota Industries Corp. (Japan)	Assembles Motor Vehicles & Manufactures Automotive Parts	1,269,800	34,561,920
Nifco, Inc (Japan)	Manufactures Synthetic Resinous Fasteners & Plastic Components For Automobiles & Home Electronic Appliances	706,000	19,729,843
			54,291,763
Broadcasting—1.1%
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	18,294,757	15,005,163
Building Products—1.7%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	64,500	22,540,323
Computer Hardware—1.2%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	356,500	15,932,151
Construction & Engineering—1.7%
Wavin NV (Netherlands) (a)	Manufacturers Plastic Pipe Systems	1,851,000	22,758,746

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
Construction & Farm Machinery & Heavy Trucks—1.5%
Bucher Industries AG (Switzerland)	Manufactures Food Processing Machinery, Vehicles, & Hydraulic Components	112,700	$19,701,203
Construction Materials—1.8%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	1,602,500	24,038,081
Data Processing & Outsourced Services—1.0%
TKC Corp. (Japan)	Accounting, Tax & Law Database Consulting Services	657,300	13,646,426
Department Stores—2.2%
Myer Holdings, Ltd. (Australia)	Department Store Operator	14,892,900	29,474,814
Diversified Support Services—2.0%
gategroup Holding AG (Switzerland) (a)	Airlines Service Provider	1,118,600	27,092,675
Drug Retail—2.7%
Sugi Holdings Co., Ltd. (Japan)	Drug Store Operator	1,211,600	35,323,248
Electrical Components & Equipment—1.8%
Prysmian SpA (Italy)	Develops, Designs, Produces, Supplies & Installs Cable	1,900,300	23,598,558
Electronic Components—3.3%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	491,200	43,076,523
Electronic Equipment & Instruments—2.5%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	3,337,600	33,309,248
Fertilizers & Agricultural Chemicals—3.2%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	13,227,200	42,074,517
Food Retail—0.4%
Lawson, Inc. (Japan)	Convenience Store Operator	81,900	5,112,765
Health Care Services—1.5%
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	6,351,000	20,007,078

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
Health Care Supplies—0.4%
Ansell, Ltd. (Australia)	Manufactures Latex	357,000	$5,309,131
Home Entertainment Software—3.0%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	2,018,000	39,615,409
Home Furnishing Retail—0.3%
Fourlis Holdings SA (Greece) (a)	Home Furnishing Retail and Wholesales Electric & Electronic Appliances	2,314,296	4,193,390
Home Improvement Retail—1.6%
Carpetright PLC (United Kingdom)	Carpet Retailer	2,917,700	21,749,703
Human Resource & Employment Services—3.9%
Pasona Group, Inc. (Japan)	Placement Service Provider	32,040	31,219,956
Michael Page International PLC (United Kingdom)	Recruitment Consultancy Services	3,819,300	20,688,629
			51,908,585
Industrial Conglomerates—2.3%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	689,500	30,550,823
Industrial Machinery—5.9%
Interpump Group SpA (Italy)	Pump & Piston Manufacturer	5,169,313	34,756,553
Duerr AG (Germany)	Automotive Industry Machinery Manufacturer	544,807	23,973,967
Burckhardt Compression Holding AG (Switzerland)	Manufactures Reciprocating Compressors	77,800	19,464,495
Interpump Group SpA, Warrants (Italy) (a)	Pump & Piston Manufacturer	848,916	450,581
			78,645,596
Investment Banking & Brokerage—0.7%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,057,800	8,795,845
D. Carnegie & Co. AB (Sweden) (a) (b)	Diversified Financials Services	2,314,000	0
			8,795,845

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
IT Consulting & Other Services—4.5%
Atea ASA (Norway)	Management & IT Consulting Services	3,961,300	$39,739,836
Alten, Ltd. (France)	Consulting & Engineering Services	837,400	19,714,419
			59,454,255
Life Sciences Tools & Services—0.6%
Tecan Group AG, Registered Shares (Switzerland) (a)	Manufactures & Distributes Laboratory Automation Components & Systems	106,800	7,220,057
Motorcycle Manufacturers—1.7%
Yamaha Motor Co., Ltd. (Japan)	Motorcycle Manufacturer	1,742,200	22,046,288
Office Electronics—2.5%
Konica Minolta Holdings, Inc. (Japan)	Manufactures Photo Films for Medical, Printing, Office & General Use	4,065,500	30,318,267
Neopost SA (France)	Mailroom Equipment Supplier	46,500	3,133,108
			33,451,375
Oil & Gas Equipment & Services—0.2%
Fugro NV (Netherlands)	Collector, Processor & Interpreter of Geological Data	35,500	2,062,741
Packaged Foods & Meats—3.6%
Goodman Fielder, Ltd. (Australia)	Produces Food Products	81,764,382	36,378,454
Alaska Milk Corp. (Philippines)	Milk Producer	24,092,500	7,295,597
Binggrae Co., Ltd. (South Korea)	Dairy Products Manufacturer	76,877	3,977,317
			47,651,368
Photographic Products—1.4%
Vitec Group PLC (United Kingdom)	Photo Equipment & Supplies	2,140,000	18,469,907
Real Estate Services—2.9%
LSL Property Services PLC (United Kingdom)	Residential Property Service Provider	10,375,000	38,971,807

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
Research & Consulting Services—0.3%
Cision AB (Sweden) (a)	Business & Communication Intelligence	627,820	$3,375,352
Soft Drinks—1.6%
Britvic PLC (United Kingdom)	Soft Drink Manufacturer & Marketer	4,239,500	21,180,546
Specialty Chemicals—5.2%
Sika AG (Switzerland)	Manufactures Construction Materials	13,980	26,343,660
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	970,700	25,046,255
Kansai Paint Co., Ltd. (Japan)	Manufactures & Sells a Wide Range of Paints & Related Products	1,968,900	17,573,526
			68,963,441
Specialty Stores—0.2%
JJB Sports PLC (United Kingdom) (a)	Sportswear & Sports Equipment Retailer	29,284,528	2,444,489
JJB Sports PLC, Warrants (United Kingdom) (a)	Sportswear & Sports Equipment Retailer	2,474,255	0
			2,444,489
Systems Software—0.1%
Exact Holding NV (Netherlands)	Develops & Markets Business Software	63,954	1,324,360
Technology Distributors—2.2%
Premier Farnell PLC (United Kingdom)	Distributes Electronic Components & Equipment	10,183,600	28,467,236
Trading Companies & Distributors—1.7%
Travis Perkins PLC (United Kingdom)	Markets & Distributes Products to the UK Construction & Building Trade Industry	1,553,700	19,194,589

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2011 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—94.9% (cont.)
Trading Companies & Distributors—1.7% (cont.)
Bunzl PLC (United Kingdom)	Outsourcing Solutions & Service Oriented Distribution	256,700	$3,524,111
			22,718,700
Total Common Stocks (Cost: $1,452,944,804)			$1,257,975,384
Short Term Investment—2.6%
Repurchase Agreement—2.6%

Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/30/2011 due 1/3/2012, repurchase price $33,714,874, collateralized by a United States Treasury Note, with a rate of 1.750%, with a maturity of 3/31/2014, and with a fair value plus accrued interest of $34,393,138 (Cost: $33,714,837)	$33,714,837	33,714,837
Total Short Term Investment (Cost: $33,714,837)		$33,714,837
Total Investments (Cost: $1,486,659,641)—97.5%		1,291,690,221
Foreign Currencies (Cost: $381,559)—0.0% (c)		381,653
Other Assets In Excess of Liabilities—2.5%		33,161,924
Total Net Assets—100%		$1,325,233,798

(a)  Non-income producing security

(b)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(c)  Amount rounds to less than 0.1%.

OAKMARK INTERNATIONAL SMALL CAP FUND

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in a Fund's prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275).

The discussion of the Funds' investments and investment strategies (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Funds does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity & Income Fund which do not impose a redemption fee. To obtain the most recent month-end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because both Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding in those Funds will have a greater impact on the Funds' total returns, and may make the Funds' returns more volatile than a more diversified fund.

The Oakmark Equity and Income Fund closed to certain new investors as of 5/13/10.

Oakmark Equity and Income Fund may invest in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility. An economic downturn could severely disrupt the market in medium- or lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities presents risks that in some ways may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

  1.  The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  2.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK FUNDS

  3.  Morningstar is an independent monitor of mutual fund performance. Morningstar rankings reflect the total return percentile rank within each fund's specified Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Rankings are subject to change and are for the share class indicated. The Oakmark Equity & Income Fund ranked #380 out of 980, #762 out of 903, #32 out of 846, and #9 out of 624 funds in the moderate allocation category for one, five, and ten years, and since inception, respectively, as of 12/31/11.

  4.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  6.  Lauricella, Tom. "Stocks Have a Fever, and the Only Prescription Is More Correlation." Wall Street Journal, October 20, 2011.

  7.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  8.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  9.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  10.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  11.  Cheng, Jonathan. "Stocks Hit 5-Month High in Year-End Rebound." Wall Street Journal, December 24, 2011.

  12.  Morningstar is an independent monitor of mutual fund performance. Morningstar rankings reflect the total return percentile rank within each fund's specified Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Rankings are subject to change and are for the share class indicated. The Oakmark Fund ranked #369 out of 1,821, #102 out of 1,718, #155 out of 1,613, and #166 out of 1,230 funds in the large blend category for one, five, and ten years, and since inception, respectively, as of 12/31/11.

  13.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  14.  Morningstar is an independent monitor of mutual fund performance. Morningstar rankings reflect the total return percentile rank within each fund's specified Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Rankings are subject to change and are for the share class indicated. The Oakmark Select Fund ranked #299 out of 1,821, #42 out of 1,718, #721 out of 1,613, and #266 out of 1,230 funds in the large blend category for one, five, and ten years, and since inception, respectively, as of 12/31/11.

  15.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  16.  The Barclays Capital U.S. Government / Credit Bond Index is a benchmark index made up of the Barclays Capital U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  17.  The Value Line Composite Index is composed of all of the companies that are included in the Value Line Investment Survey. This market benchmark assumes equally weighted positions in every stock covered in The Value Line Investment Survey. That is, it is assumed that an equal dollar amount is invested in each and every stock. The returns from doing so are averaged geometrically every day across all the stocks in The Survey and, consequently, this index is frequently referred to as the Value Line (Geometric) Average (VLG). The VLG was intended to provide a rough approximation of how the median stock in the Value Line universe performed. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FUNDS

  18.  The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. This index is unmanaged and investors cannot invest directly in this index.

  19.  Birinyi Associates is a money management and research firm.

  20.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  21.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

  22.  The MSCI Japan Index (Net) is a free float-adjusted market capitalization index that is designed to measure Japan developed market equity performance. The Total Return Index (Net) includes reinvested dividends net of foreign withholding tax using Luxembourg withholding tax rates. This index is unmanaged and investors cannot invest directly in this index.

  23.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  24.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  25.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  26.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with less emphasis on the stock's current price than a value mutual fund would have.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors typically do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" (e.g. "12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
Allan J. Reich
Steven S. Rogers
Kristi L. Rowsell
Burton W. Ruder
Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
John N. Desmond—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
Thomas E. Herman—Principal Financial Officer
David G. Herro—Vice President
John J. Kane—Treasurer
Michael L. Manelli—Vice President
Clyde S. McGregor—Vice President
Michael J. Neary—Vice President
William C. Nygren—Vice President
John R. Raitt—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, a new account application, forms or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-8327.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity & Income Fund which do not impose a redemption fee.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: February 2012.